Sub-Item 77Q1(e)

                                 AMENDMENT NO. 2
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of April 30, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM International Mutual Funds, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, AIM International Mutual Funds is now called AIM International Mutual Funds (Invesco International Mutual Funds); and

     WHEREAS, the following Funds have been renamed:

CURRENT NAME                                              NEW NAME
------------                             ------------------------------------------
AIM Asia Pacific Growth Fund             Invesco Asia Pacific Growth Fund
AIM European Growth Fund                 Invesco European Growth Fund
AIM Global Growth Fund                   Invesco Global Growth Fund
AIM Global Small & Mid Cap Growth Fund   Invesco Global Small & Mid Cap Growth Fund
AIM International Core Equity Fund       Invesco International Core Equity Fund
AIM International Growth Fund            Invesco International Growth Fund;

     NOW, THEREFORE, the parties agree that;

     1. All references to AIM International Mutual Funds in the Contract are hereby deleted and replaced with AIM International Mutual Funds (Invesco International Mutual Funds).

     2. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      FUNDS

               Invesco Asia Pacific Growth Fund
               Invesco European Growth Fund
               Invesco Global Growth Fund
               Invesco Global Small & Mid Cap Growth Fund
               Invesco International Core Equity Fund
               Invesco International Growth Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                         INVESCO ADVISERS, INC.

                                         Adviser


                                         By: /s/ John M. Zerr
                                             -----------------------------------
                                         Name: John M. Zerr
                                         Title: Senior Vice President

                                         INVESCO TRIMARK LTD.

                                         Sub-Adviser


                                         By: /s/ Eric J. Adelson
                                             -----------------------------------
                                         Name: Eric J. Adelson
                                         Title: Senior Vice President, Legal and
                                                Secretary


                                         By: /s/ Wayne Bolton
                                             -----------------------------------
                                         Name: Wayne Bolton
                                         Title: Vice President, Compliance &
                                                Chief Compliance Officer

                                    INVESCO ASSET MANAGEMENT
                                    DEUTSCHLAND GMBH

                                    Sub-Adviser


                                    By: /s/ Karl George Bayer and Jens Langewand
                                        ----------------------------------------
                                    Name: Karl George Bayer and Jens Langewand
                                    Title: Managing Directors

                                         INVESCO ASSET MANAGEMENT LIMITED

                                         Sub-Adviser


                                         By: /s/ Michelle Moran
                                             -----------------------------------
                                         Name: Michelle Moran
                                         Title: Head of Legal for UK and Ireland

                                         INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                         Sub-Adviser


                                         By: /s/ Masakazu Hasegawa
                                             -----------------------------------
                                         Name: Masakazu Hasegawa
                                         Title: Managing Director

                                         INVESCO AUSTRALIA LIMITED

                                         Sub-Adviser


                                         By: /s/ Mark Yesberg and Ian Coltman
                                             -----------------------------------
                                         Name: Mark Yesberg and Ian Coltman
                                         Title: Head of Product & Management,
                                                Head of Legal

                                         INVESCO HONG KONG LIMITED

                                         Sub-Adviser


                                         By: /s/ Anna Tong and Gracie Liu
                                             -----------------------------------
                                         Name: Anna Tong and Gracie Liu
                                         Title: Director      Director

                                         INVESCO SENIOR SECURED MANAGEMENT, INC.

                                         Sub-Adviser


                                         By: /s/ Jeffrey H. Kupor
                                             -----------------------------------
                                         Name: Jeffrey H. Kupor
                                         Title: Secretary & General Counsel